EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the quarterly report of MedSource Technologies, Inc. on Form 10-Q for the period ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Richard J. Effress, Chairman of the Board of Directors and Chief Executive Officer of MedSource certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

       (1) such report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of MedSource.

Dated:  May 14, 2003

                                                  /s/ Richard J. Effress
                                                --------------------------------
                                                Richard J. Effress
                                                Chairman of the Board and Chief
                                                   Executive Officer